UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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HCIM TRUST

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Hatteras Disciplined Opportunity Fund
a series of HCIM Trust
6601 Six Forks Road, Suite 340 Raleigh, NC 27615-6520

 April 14, 2015

Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Hatteras Disciplined Opportunity Fund (the “Fund”), a series of HCIM Trust (the “Trust”). The Special Meeting is being held to seek shareholder approval of a new sub-advisory agreement with Acertus Capital Management, LLC (“Acertus”) to enable Acertus to continue serving as the Fund’s sub-adviser, as discussed below and in the accompanying Proxy Statement.

PLEASE TAKE THE TIME TO READ THE ENCLOSED
PROXY STATEMENT AND CAST YOUR VOTE.

On March 31, 2015, Beacon Trust Company acquired Acertus and its affiliate, The MDE Group, Inc. (the “Transaction”). Beacon Trust Company is a wholly owned subsidiary of The Provident Bank which, in turn, is a subsidiary of Provident Financial Services, Inc. (NYSE:PFS), a publicly held company.

The Transaction caused the automatic termination of the Fund’s investment sub-advisory agreement and consequently, shareholders are being asked to approve a new sub-advisory agreement for the Fund to enable Acertus to continue in its role as sub-adviser. The new agreement is substantially identical to the prior agreement in place for the Fund and will not result in any increase in shareholder fees.

The Special Meeting is scheduled to be held at 1:00 p.m. Eastern time on May 14, 2015, at the offices of Hatteras Funds, LLC, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615-6520. Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the proposal for consideration by Fund shareholders, and a proxy card with instructions for voting.

THE BOARD HAS RECOMMENDED AND ENCOURAGES YOU
TO VOTE “FOR” THE PROPOSAL.

If you are a shareholder of record as of the close of business on March 31, 2015, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important.

Whether or not you are planning to attend the Special Meeting, we need your vote prior to May 14, 2015. Voting is quick and easy. Everything you need is enclosed. To vote, you may use any of the following methods:

MAIL:	Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope. BE SURE TO SIGN EACH CARD BEFORE MAILING IT.
PHONE:	Please call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
INTERNET:	Visit the web site shown on your proxy card. Enter the control number on your proxy card and follow the instructions.

Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the Trust’s address noted in the Proxy Statement or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting again through the web site or toll-free number listed on the enclosed proxy card.

If you have any questions regarding the proposal or Proxy Statement, please do not hesitate to call toll-free (800) 591-8250.  Representatives will be available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

/s/ David B. Perkins
David B. Perkins
President and Trustee

THANK YOU FOR VOTING!

HATTERAS DISCIPLINED OPPORTUNITY FUND
a series of HCIM Trust
6601 Six Forks Road, Suite 340
Raleigh, NC 27615-6520

NOTICE OF SPECIAL MEETING
TO BE HELD May 14, 2015

A special meeting of shareholders (the “Special Meeting”) of the Hatteras Disciplined Opportunity Fund (the “Fund”), a series of HCIM Trust (the “Trust”), will be held on May 14, 2015, at 1:00 p.m. Eastern time, at the offices of Hatteras Funds, LLC, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615-6520. At the Special Meeting, shareholders of the Fund will be asked to act upon the following proposal:

PROPOSAL:	To approve a new Investment Sub-Advisory Agreement between Hatteras Funds, LLC and Acertus Capital Management, LLC. No increase in shareholder fees or expenses is being proposed.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The Trust’s Board of Trustees has fixed the close of business on March 31, 2015 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of shares you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.

By Order of the Board of Trustees

/s/ David B. Perkins
David B. Perkins
President and Trustee

April 14, 2015

HATTERAS DISCIPLINED OPPORTUNITY FUND
a series of HCIM Trust
6601 Six Forks Road, Suite 340
Raleigh, NC 27615-6520

PROXY STATEMENT
April 14, 2015

This Proxy Statement is being furnished to the shareholders of the Hatteras Disciplined Opportunity Fund (the “Fund”), a series of HCIM Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Fund’s solicitation of shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Special Meeting”) to be held on May 14, 2015, at 1:00 p.m. Eastern time, at the offices of the of Hatteras Funds, LLC, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615-6520, for the purpose set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as March 31, 2015 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is April 16, 2015. The Special Meeting will be held to obtain shareholder approval for the following proposal:

PROPOSAL:
To approve a new Investment Sub-Advisory Agreement between Hatteras Funds, LLC (“Hatteras” or the “Adviser”) and Acertus Capital Management, LLC (“Acertus” or the “Sub-Adviser”). No increase in shareholder fees or expenses is being proposed.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund or the Fund’s current prospectus and statement of additional information (“SAI”). Please call the Fund at 1-877-569-2382 or write to the Fund, c/o USBFS, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL: APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

Background. Acertus has provided investment sub-advisory services to the Fund since the Fund’s inception in December 2013 pursuant to an investment sub-advisory agreement with Hatteras (the “Old Sub-Advisory Agreement”). On March 31, 2015, Beacon Trust Company acquired Acertus and its affiliate, The MDE Group, Inc. (the “Transaction”).  Beacon Trust Company is a wholly owned subsidiary of The Provident Bank which, in turn, is a subsidiary of Provident Financial Services, Inc. (NYSE:PFS), a publicly held company.

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that any investment advisory contract must terminate on its “assignment.” Section 2(a)(4) of the 1940 Act provides that a change in control of an investment adviser, such as was caused by the Transaction, constitutes an assignment. Consequently, the Transaction automatically caused the Old Sub-Advisory Agreement to terminate, and shareholders are being asked to approve a new Investment Sub-Advisory Agreement between Hatteras and Acertus (the “Proposed Sub-Advisory Agreement”) to enable Acertus to continue in its role as sub-adviser.

In anticipation of the Transaction, at its February 25, 2015 in-person meeting, the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (“Independent Trustees”), approved the Proposed Sub-Advisory Agreement and recommended that it be submitted to the Fund’s shareholders for approval. The Proposed Sub-Advisory Agreement is identical in all material respects to the Old Sub-Advisory Agreement, except for the date of the agreement. Acertus has also informed the Trust that no changes are planned to the management or operations of the Sub-Adviser or the Fund as a result of the Transaction.

If the Proposal is approved by Fund shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on the date of the Special Meeting. If the Proposal is not approved by Fund shareholders, the Board will consider alternatives for the Fund, including (without limitation) seeking subsequent approval of a new investment sub-advisory agreement by Fund shareholders.

An interim  sub-advisory agreement between the Sub-Adviser and Hatteras (the “Interim Sub-Advisory Agreement”) was approved pursuant to Rule 15a-4 under the 1940 Act by the Board at the in-person meeting held on February 25, 2015. Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which are met in the case of the Fund’s Interim Sub-Advisory Agreement:

(i)  the compensation under the interim contract may be no greater than under the previous contract;

(ii)  the fund's board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

(iii)  the fund's board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv)  the interim contract provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the adviser;

(v)  the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund's board; and

(vi)  the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

The Interim Sub-Advisory Agreement provides that, during an interim period, and until shareholder approval of a new sub-advisory agreement, Acertus will continue to act as investment sub-adviser to the Fund on substantially the same terms and with the identical fee structure as the Old Sub-Advisory Agreement. The Interim Sub-Advisory Agreement is effective for up to 150 days following the date of the consummation of the Transaction.

Summary of the Proposed Sub-Advisory Agreement. A copy of the form of the Proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the Proposed Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Duration and Termination. The Proposed Sub-Advisory Agreement, like the Old Sub-Advisory Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.

Like the Old Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days' written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days' written notice to the Trust and the other party. Additionally, like the Old Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement will automatically  terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason.  Like the Old Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of the agreement, unless the other party cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Sub-Advisory Services. Both the Old Sub-Advisory Agreement and Proposed Sub-Advisory Agreement require that the sub-adviser manage all of the securities and other assets of the Fund, including the purchase, retention and disposition of Fund assets, in accordance with the Fund’s investment objective, guidelines, policies and restrictions, subject to the supervision of the Adviser and the Board. Under each sub-advisory agreement, the Sub-Adviser determines the Fund assets to be purchased or sold by the Fund and places orders with or through broker dealers selected by the Sub-Adviser.

Management Fees. Both the Proposed Sub-Advisory Agreement and the Old Sub-Advisory Agreement have a sub-advisory fee, paid by the Adviser and not by the Fund, of 0.625% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2014, the Sub-Adviser received from the Adviser sub-advisory fees of $65,688.

Brokerage Policies. Both the Old Sub-Advisory Agreement and Proposed Sub-Advisory Agreement authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Sub-Adviser to seek for the Fund the most favorable execution and net price available under the circumstances. The Sub-Adviser may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the Sub-Adviser.

For the fiscal year ended December 31, 2014, the Fund paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund or the Sub-Adviser or affiliated persons of such persons.

Payment of Expenses. Both the Old Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund. The Sub-Adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions. Both the Old Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that in the absence of willful misconduct, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

The Old Sub-Advisory Agreement was dated July 1, 2014, was most recently approved by the Board, including a majority of the Independent Trustees, on August 21, 2013, and was approved by the Fund’s initial shareholder on December 31, 2013.

Executive Officers and Directors of Acertus. Information regarding the principal executive officers and directors of Acertus is set forth below. The address of Acertus and its executive officers and directors is 465 South Street, Suite 304 Morristown, New Jersey 07960. The following are the executive officers and directors of Acertus:

Name	Position with Acertus
Glenn A. Myers	President
Michael J. Giannotto	Chief Compliance Officer

No Trustee or officer of the Trust currently holds any position with the Sub-Adviser.

Required Vote. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If the Proposal is approved by Fund shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on the date of the Special Meeting. If the Proposal is not approved by Fund shareholders, the Board will consider alternatives for the Fund, including (without limitation) seeking subsequent approval of a new investment sub-advisory agreement by Fund shareholders and/or entering into an interim sub-advisory agreement that will be effective for up to 150 days following the date of the consummation of the Transaction.

Recommendation of the Board of Trustees. At its February 25, 2015 in-person meeting, the Board was presented with information about Acertus and the Transaction demonstrating that the Proposed Sub-Advisory Agreement would enable Acertus to continue providing the same level of investment management services to the Fund as it provided under the Old Sub-Advisory Agreement. The Board considered the merits of the investment team at Acertus and the desire for Acertus’s investment strategy within the Fund.

The Trustees gave consideration to all factors deemed to be relevant to Acertus, including, but not limited to the following: (i) the overall historical investment performance of Acertus; (ii) the nature, scope and quality of the services to be provided by Acertus; (iii) the costs of the services to be provided by Acertus and the structure of Acertus’s fees; (iv) the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and (v) the profits to be realized by Acertus and its affiliates from the relationship with the Fund.

The Trustees considered a report provided by the Trust’s Chief Compliance Officer (the “CCO”) on Acertus’s compliance processes, procedures, code of ethics, e-mail retention, disaster recovery policies, brokers used and soft dollars. The Trustees concluded that Acertus would have sufficient quality and depth of compliance policies and procedures essential to performing its duties under the Proposed Sub-Advisory Agreement.

The Trustees next assessed the overall quality of services to be provided by Acertus to the Fund.  The Trustees considered Acertus’s specific responsibilities in all aspects of day-to-day portfolio management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at Acertus involved in the day-to-day portfolio activities of the Fund.  The Trustees concluded that Acertus would have sufficient quality and depth of personnel, resources and investment methods essential to performing its duties under the Proposed Sub-Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory.

The Board then considered information provided by the Adviser regarding the effect of the Proposed Sub-Advisory Agreement on the Adviser’s profitability, noting that there would be none.

No single factor was determinative of the Board’s decision to approve the Proposed Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Expenses Related to the Proposal. All direct expenses associated with the Proposal will be borne by the Sub-Adviser and not by the Fund.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the Proposal.

OTHER BUSINESS

Additional Information about the Trust. The following table lists the Trustees who are interested persons of the Trust and each officer of the Trust and their position(s) with the Adviser or its affiliates:

Interested Trustees
Name	Position with the Trust	Position with the Adviser or its Affiliates
Peter M. Budko	Trustee	Partner, American Realty Capital, an investment advisory firm (2007 to present); Director, ARC Realty Finance Trust, Inc. (2013 to present); Director, RCS Capital Corp (2013 to present).
David B. Perkins	Trustee and President	Chief Executive Officer, Hatteras Funds, LLC (2014 to present).

Officers
Name	Position with the Trust	Position with the Adviser or its Affiliates
Robert Lance Baker	Treasurer	Chief Financial Officer, Hatteras Funds, LLC (2014 to present).
Andrew P. Chica	Chief Compliance Officer	Chief Compliance Officer, Hatteras Funds, LLC (2014 to present).
J. Michael Fields	Secretary	Chief Operating Officer, Hatteras Funds, LLC (2014 to present).

Record Date/Shareholders Entitled to Vote. The Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Fund, including the Proposal.

Shareholders of the Trust at the close of business on March 31, 2015, the Record Date, will be entitled to be present and vote at the Special Meeting. As of that date, there were 3,527,883.912 Institutional Class shares and 977.517 Class A shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $36,499,305 and $10,111, respectively.

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free (800) 591-8250. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

If sufficient votes are not received by the date of the Special Meeting, a person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal (or abstained) and vote against adjournment all proxies that voted against the Proposal.

Quorum Required. The Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions and broker non-votes will have the effect of a vote against the Proposal and any other matter that requires the affirmative vote of the Fund’s outstanding shares for approval.

If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the Secretary of the Special Meeting or the holders of a majority of the shares of the Fund present at the Special Meeting in person or by proxy may adjourn the Special Meeting with respect to the proposal to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the investment adviser or sub-adviser of the Fund, none of whom will be paid for these services, or by a third-party proxy solicitation firm. The Sub-Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Sub-Adviser may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. The Fund’s distributor (the “Distributor”) and principal underwriter is Hatteras Capital Distributors, LLC, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615-6520. The Distributor is majority-owned and controlled by the Advisor. The Fund’s administrator, transfer agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on March 31, 2015, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on March 31, 2015, persons owning of record more than 5% of the outstanding shares of the Fund or the Trust were as listed in the table below. The Trust believes that most of the shares referred to below for the Institutional Class were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of the Fund or Trust may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or Trust, respectively. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

Hatteras Disciplined Opportunity Fund – Class A
Name and Address	Number of Shares	% Ownership	Type of Ownership
Hatteras Funds, LLC 6601 Six Forks Road, Suite 340 Raleigh, NC 27615-6520 a Delaware limited liability company, the investment advisor to the Fund, and a wholly-owned subsidiary of RCS Capital Holdings, LLC	977.517	100%	Beneficial

Hatteras Disciplined Opportunity Fund – Institutional Class
Name and Address	Number of Shares	% Ownership	Type of Ownership
National Financial Services, LLC febo our customers 499 Washington Blvd. Jersey City, NJ 07310-2010	3,288,913.470	93.267%	Record

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by writing to the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling, toll-free 1-877-569-2382.

GENERAL INFORMATION

Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the proposal described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (800) 591-8250. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-877-569-2382 or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

This Proxy Statement is available on the internet at www.proxyonline.com/docs/HatterasFunds.pdf. You may request a copy by mail (Hatteras Disciplined Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at (800) 591-8250. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of _______________ __, 2015 by and between Hatteras Funds, LLC, a Delaware limited liability company (the “Adviser”), and Acertus Capital Management, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment management agreement (the “Investment Management Agreement”) with HCIM Trust (the “Trust”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Management Agreement with the Trust to select advisers for each Portfolio of the Trust; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Portfolio;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1.             APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.             ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.             SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

As investment adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

As part of the services it will provide hereunder, the Sub-Adviser will:

obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

formulate and implement a continuous investment program for the Portfolio;

take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolio;

keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available;

provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Sub-Adviser’s prior performance in the Trust’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following:  (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust relating to the Portfolio(s) filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (v) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees.  The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio in securities or other assets.  (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets.  This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

The Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI.  In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Portfolio “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio.

Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Portfolio or its other advisory clients.  To the extent authorized by Section 28(e) and the Trust’s Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time.  The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio.  The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

The Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to:  voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization.

4.             COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser an advisory fee with respect to each Portfolio as specified in Appendix B to this Agreement.  Payments shall be made to the Sub-Adviser on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets.  The fee shall be based on the average daily net assets for the month involved.  Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.             LIABILITY AND INDEMNIFICATION

Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

6.             REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.           The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

7.             REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify each Portfolio and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president,   Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part 2A and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

The Sub-Adviser will promptly notify the Adviser of any financial condition or other matter that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.           The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

8.              NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.             SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.             REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.             RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.  The Adviser and the Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.             DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio’s outstanding securities (to the extent required under the Investment Company Act).  This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.          TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.           USE OF THE SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates.  The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.  The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations.  If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.           AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

16.           ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.  The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in its key employees within a reasonable time thereafter.

17.            ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

18.           HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.           NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:         Hatteras Funds, LLC
6601 Six Forks Road
Suite 340
Raleigh, NC, 27615
Attn: ________________________

For:         Acertus Capital Management, LLC
465 South Street
Suite 304
Morristown, NJ 07960
Attn: Glenn A. Myers

20.           SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.          TRUST AND SHAREHOLDER LIABILITY

The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio.  The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Trustees or officers, or from any individual Trustee or officer of the Trust.

22.           GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.            INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.          THIRD PARTY BENEFICIARY

The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

HATTERAS FUNDS, LLC	ACERTUS CAPITAL MANAGEMENT, LLC

By: _____________________________	By: ____________________________
Name: ___________________________	Name: Glenn A. Myers
Title: ___________________________	Title: President and COO

APPENDIX A
TO
INVESTMENT SUB-ADVISORY AGREEMENT

The Hatteras Disciplined Opportunity Fund

APPENDIX B
TO
INVESTMENT SUB-ADVISORY AGREEMENT

Name of Portfolio	Annual Sub-Advisory Fee
The Hatteras Disciplined Opportunity Fund	.625%

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HATTERAS DISCIPLINED OPPORTUNITY FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 2015

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Hatteras Disciplined Opportunity Fund (the “Fund”), a series of HCIM Trust (the “Trust”), will be held on May 14, 2015, at 1:00 p.m., Eastern Time, at 6601 Six Forks Road, Suite 340, Raleigh, North Carolina, 27615 to consider and vote on the proposal described below.  This proxy is solicited on behalf of the Board of Trustees of the Trust, and the proposal described below has been proposed by the Board of Trustees.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side.  If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal.  Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-8250.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 14, 2015.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/HatterasFunds.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

HATTERAS DISCIPLINED OPPORTUNITY FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.
SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Sub-Advisory Agreement between Hatteras Funds, LLC and Acertus Capital Management, LLC.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]